INCOME TAXES	12 Months Ended
Dec. 31, 2019
INCOME TAXES
NOTE 4 - INCOME TAXES

The Company operates in the United States; accordingly, federal and state income taxes have been provided based upon the tax laws and rates of the US. Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse.

The Company is subject to United States income taxes at a rate of 21%. The reconciliation of the provision for income taxes at the United States statutory rate compared to the Company’s income tax expense as reported is as follows:

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Income tax(payable) recovery at statutory rate of 21%	$356,476	$21,235
Valuation allowance change	(356,476)	(21,235)
Provision for income taxes	$--	$--